Exhibit 99.1

Apple Hospitality REIT Acquires Homewood Suites by Hilton Tampa-Brandon

RICHMOND, Va. (June 11, 2025) – Apple Hospitality REIT, Inc. (NYSE: APLE) (the “Company” or “Apple Hospitality”) today announced the acquisition of the 126-room Homewood Suites by Hilton Tampa-Brandon (the “Hotel”) for a total purchase price of $18.8 million, or approximately $149,000 per key.

“We are pleased to expand our portfolio with the acquisition of the Homewood Suites Tampa-Brandon, which is ideally located adjacent to our Embassy Suites in the same market,” said Nelson Knight, President, Real Estate and Investments of Apple Hospitality. “Our acquisition of this Hotel represents a unique opportunity to expand our ownership in a submarket that continues to perform well for us at a purchase price below replacement cost. The Hotel was offered for sale by the loan servicer, and the $18.8 million purchase price represents a 12% cap rate on trailing twelve-month results through April of this year and a high single-digit cap rate after all anticipated capital expenditures. We anticipate that additional upside from operational synergies and improved market positioning following our planned renovation will further enhance returns on our investment. Our execution of this transaction in the current environment illustrates the underlying strength of our platform and our ability to effectively and efficiently deploy capital to maximize total shareholder returns over the long term.”

Located at 10240 Palm River Road, Tampa, Florida, the Hotel is just a short drive from downtown. Tampa, the third largest city in Florida, has seen robust economic growth in recent years and benefits from a wide variety of business and leisure demand generators that span conventions, sporting events, life sciences and health care, academics, manufacturing and logistics, insurance, financial and professional services, technology, and more. Numerous corporate offices have locations in Tampa, with Coca-Cola Beverages Florida, USAA, Optum, Progressive Insurance, Citi Tampa, JPMorganChase, Cirkul, Spectrum Business and Rooms To Go, among others, located near the Hotel. Leisure attractions and sports tourism drive significant travel to the area, and the Hotel is a short drive from the Florida State Fairgrounds, Busch Gardens Tampa Bay, The Florida Aquarium, ZooTampa at Lowry Park, the Tampa Riverwalk, Amalie Arena, Raymond James Stadium, George M. Steinbrenner Field and Tropicana Field. Additionally, the Hotel is convenient to HCA Florida Brandon Hospital, Tampa General Hospital’s Brandon Healthplex, the recently renovated Tampa Convention Center, the University of South Florida and the University of Tampa. According to data provided by STR for the trailing twelve months ended April 30, 2025, revenue per available room (“RevPAR”) for the Tampa East, FL submarket improved by approximately 15% year over year.

As previously announced, the Company continues to have one additional hotel under contract for purchase, a Motto by Hilton that is under development in downtown Nashville, Tennessee, for an anticipated total purchase price of approximately $98.2 million with an expected 260 rooms, which the Company anticipates acquiring in late 2025 following completion of construction. The Company also continues to have one hotel under contract for sale, its 206-room Houston Marriott Energy Corridor for a gross sales price of approximately $16.0 million. The Company expects to complete the sale of the hotel in the third quarter 2025. There are many conditions to closing on the purchase and sale of these hotels that have not yet been satisfied, and there can be no assurance that closings will occur under the outstanding agreements.

Following the acquisition of the Homewood Suites Tampa-Brandon, the Apple Hospitality hotel portfolio includes 221 hotels with 29,893 guest rooms geographically diversified throughout 37 states and the District of Columbia.

About Apple Hospitality REIT, Inc.

Apple Hospitality REIT, Inc. (NYSE: APLE) is a publicly traded real estate investment trust (“REIT”) that owns one of the largest and most diverse portfolios of upscale, rooms-focused hotels in the United States. Apple Hospitality’s portfolio consists of 221 hotels with approximately 29,900 guest rooms located in 85 markets throughout 37 states and the District of Columbia. Concentrated with industry-leading brands, the Company’s hotel portfolio consists of 97 Marriott-branded hotels, 118 Hilton-branded hotels, five Hyatt-branded hotels and one independent hotel. For more information, please visit www.applehospitalityreit.com.

Forward-Looking Statements Disclaimer

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are typically identified by use of statements that include phrases such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential,” “outlook,” “strategy,” and similar expressions that convey the uncertainty of future events or outcomes. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.

Such factors include, but are not limited to, the ability of the Company to effectively acquire and dispose of properties and redeploy proceeds; the anticipated timing and frequency of shareholder distributions; the ability of the Company to fund capital obligations; the ability of the Company to successfully integrate pending transactions and implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions (including the potential effects of tariffs, inflation or a recessionary environment); reduced business and leisure travel due to geopolitical uncertainty, including terrorism and acts of war; travel-related health concerns, including widespread outbreaks of infectious or contagious diseases in the U.S.; inclement weather conditions, including natural disasters such as hurricanes, earthquakes and wildfires; government shutdowns, airline strikes or equipment failures or other disruptions; adverse changes in the real estate and real estate capital markets; financing risks; changes in interest rates; litigation risks; regulatory proceedings or inquiries; and changes in laws or regulations or interpretations of current laws and regulations that impact the Company’s business, assets or classification as a REIT. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. In addition, the Company’s qualification as a REIT involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, as amended. Readers should carefully review the risk factors described in the Company’s filings with the Securities and Exchange Commission, including but not limited to those discussed in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Any forward-looking statement that the Company makes speaks only as of the date of this press release. The Company undertakes no obligation to publicly update or revise any forward-looking statements or cautionary factors, as a result of new information, future events, or otherwise, except as required by law.

Contact:

Apple Hospitality REIT, Inc.

Kelly Clarke, Vice President, Investor Relations

804‐727‐6321

kclarke@applereit.com

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